                                 REDEMPTION AGREEMENT


     THIS REDEMPTION AGREEMENT is entered into this _____ day of September, 1997 by and between PACIFIC AUDIO RECORDING, INC., a California corporation (the "Company"), and CRAIG DAVID PATTERSON ("Shareholder").


                                   R E C I T A L S

     This Agreement is being executed on the basis of the following facts which all parties hereto acknowledge:

     A. The Company has issued an outstanding One Hundred Thousand (100,000) shares of its Common Stock, no par value ("Common Stock"), Forty Thousand (40,000) shares of Common Stock are held by the Shareholder.

     B. The Shareholder desires to sell 37,000 Shares of Common Stock (the "Shares") to the Company and the Company desires to redeem and repurchase the Shares for the aggregate sum of Thirty-Seven Thousand Dollars ($37,000) (the "Redemption Price").

     C. In connection with the redemption of the Shares, the Company will on or about the same time effect a reorganization by merger ("Merger") with Pacific Multimedia, Inc., a Washington corporation ("PMI"). As a result of the Merger, the Company will go out of existence and PMI will be the surviving corporation and the 3,000 shares of Common Stock to be retained by Shareholder (the "Retained Shares") will be converted into 20,000 shares of common stock of PMI ("PMI Common Stock").

     D. The Company will have, or will be deemed to have (because it will have gone out of existence upon the closing of the Merger) sufficient retained earnings (after provision for all applicable state and federal income taxes) or assets sufficient to meet the requirements of Section 500 of the California Corporations Code to redeem and repurchase said Shares for the Redemption Price.

     E. In addition to the Redemption Price, Shareholder will receive an employment agreement ("Employment Agreement") with PMI providing for a base salary of $40,000 per annum and Shareholder shall receive options ("Options") to purchase 20,000 shares of PMI Common Stock under PMI's 1997 Stock Option Plan. The Redemption Price, the Employment Agreement and Options are hereinafter collectively referred to as the "Redemption Consideration."

     F. PMI has prepared and delivered to Shareholder PMI's Registration Statement on Form SB-2 for the public offering (the "Offering") of up to 1,250,000 shares of PMI Common Stock ("Registration Statement"), and Shareholder acknowledges that he has read the Registration Statement and has had the opportunity to ask the officers and directors of PMI questions concerning the Registration Statement.

     NOW, THEREFORE, in consideration of the mutual covenants, conditions and agreements herein contained, the parties agree as follows:

     1.   INCORPORATION OF RECITALS.

          The provisions and recitals set forth hereinabove are hereby referred to, incorporated herein and made a part of this Agreement by reference. Each of the parties hereto agrees that this Agreement has been entered into for and in consideration of the inducements contained in said provisions and recitals, as well as those contained in the balance of this Agreement.

     2.   REDEMPTION OF THE SHARES; CLOSING DATE.

          2.1 Subject to the representations and warranties contained herein, and for the Redemption Price, the Shareholder does hereby agree to sell, assign, transfer and deliver to the Company on the Closing Date (as hereinafter defined), and the Company does hereby agree to redeem and purchase from the Shareholder, the Shares.

          2.2 As consideration for the Shares on the Closing Date, the Company or PMI, as the survivor in the Merger, shall deliver to the Shareholder a cashier's check for the Redemption Price.

          2.3 The Closing Date shall be the date which the Merger is consummated. The closing of this Agreement shall take place just prior to the "effective time" of the Merger. In the event the Closing Date shall not have occurred on or before March 31, 1998, by reason of the abandonment of the Merger or otherwise, this Agreement shall automatically terminate and be of no further force or effect.

          2.4 The parties understand that the Company's obligation to complete the redemption is further conditioned upon the closing by PMI of the Offering which Offering is intended to close immediately subsequent to the Merger.
There can be no assurance, however, that the Company will successfully raise the Minimum amount required to close the Offering.

     3.   REPRESENTATIONS OF SHAREHOLDER.

          Shareholder represents and warrants that:

          3.l He is the sole owner of the Shares, free and clear of any lien, pledge, security interest or encumbrance of any kind other than the legends imposed under the Securities Act of 1933, as amended, and Section 25102(f) of the California Corporations Code, and that upon the delivery of the Shares, the Company will be revested with good and marketable title thereto (for cancellation by the Company) free of all liens, claims and encumbrances whatsoever.

          3.2 Other than the Retained Shares, Shareholder has no other shares of Common Stock, nor any right, contract, agreement, understanding or arrangement with the Company to acquire or sell any other shares of Common Stock or securities exchangeable for or convertible into shares of the Common Stock.

          3.3 All proceedings required to be taken by or on the part of Shareholder to authorize and execute this Agreement and to carry out the terms of the transactions contemplated hereby have been taken by Shareholder. No consent of any person, other than the consent of Marijane Patterson is or will be required as a condition to the validity of this Agreement and performance hereunder. This Agreement is a valid and binding obligation of Shareholder, enforceable upon Shareholder in accordance with its terms.

          3.4 Shareholder has had the opportunity to consult with Shareholder's own legal counsel regarding this Agreement and the effect of the transactions described in the Registration Statement and has not relied on the advice of any officer or director of PMI in connection with Shareholder's decision to enter into this Agreement.

          3.5 The representations and warranties of Shareholder shall survive the execution hereof and shall remain in full force and effect for a period of two years after the Closing Date regardless of any investigation by any party hereto.

     4.   SUCCESSORS, ASSIGNS, BENEFIT.

          The provisions of this Agreement shall inure to the benefit of and be binding upon the Company and each Shareholder, their successors and assigns, including, without limitation, any corporation, including, but not limited to PMI, which may acquire all or substantially all of the Company's assets and business or with or into which the Company may be consolidated, merged or hereafter reorganized.

     5.   ENTIRE UNDERSTANDING.

          This Agreement, together with the Redemption Consideration and the agreements related thereto, sets forth the entire understanding of the parties hereto with respect to the subject matter thereof and no other representations, warranties or agreements whatsoever have been made which are not herein contained. This Agreement shall not be modified, amended or terminated except by another instrument in writing executed by the parties hereto.

     6.   SEVERABILITY.

          In case one or more of the provisions contained in this Agreement (or any portion of any such provision) shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement (or any portion of any such provision), but this Agreement shall be construed as if such invalid, illegal or unenforceable provision (or portion thereof) had never been contained herein.

     7.   ARBITRATION.

          Any controversy or claim arising out of or relating to this Agreement, shall be settled by arbitration in the City of Seattle, State of Washington. Such arbitration shall be made in accordance with the laws, rules, procedures and regulations of the American Arbitration Association, which laws, rules, procedures and regulations are incorporated herein by reference, and judgment upon the award rendered in such arbitration may be entered in any court having jurisdiction thereof.

     8.   GOVERNING LAW.

          This Agreement and all rights, obligations and liabilities arising hereunder shall be construed and enforced in accordance with the laws of the State of California.

     9.   ATTORNEYS' FEES.

          In the event it becomes necessary to commence any proceeding or actions to enforce the provisions of this Agreement, the Court and/or American Arbitration Association, as the case may be, before whom the same shall be tried or brought, may award to the prevailing party all costs and expenses thereof, including but not limited to, a reasonable attorney's fee, the usual, customary and lawfully recoverable costs, and all other expenses in connection therewith.

     10.  ADDITIONAL DOCUMENTS.

          Parties hereto agree to execute any additional agreements, assignments, or documents that may be deemed necessary or advisable to effectuate the purposes of this Agreement.


                    [remainder of page intentionally blank]

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

                             "COMPANY"

                             PACIFIC AUDIO RECORDING, INC.


                             By:
                                ------------------------------------------
                                James Edward Campbell, III, President


                             "SHAREHOLDER"


                             ---------------------------------------------
                             CRAIG DAVID PATTERSON

                                   SPOUSAL CONSENT



     The undersigned, MARIJANE PATTERSON, does hereby certify that she is the wife of CRAIG DAVID PATTERSON, that she hereby consents to the terms of the Redemption Agreement between Craig David Patterson and Pacific Audio Recording, Inc., a California corporation, (the "Agreement") pertaining to the sale of 37,000 shares of Common Stock of Pacific Audio Recording, Inc., a California corporation, held in the name of her spouse (the "Shares"); and that she understands and agrees that any interest that she may now or hereafter have in the Shares without determining at this time whether any such interest exists and the extent thereof, will cease upon the transfer/sale of the Shares upon the closing of the Agreement.




Dated:  September ___, 1997       ----------------------------------------
                                  MARIJANE PATTERSON

                         ASSIGNMENT SEPARATE FROM CERTIFICATE


     FOR VALUE RECEIVED, CRAIG DAVID PATTERSON, hereby sells, assigns and transfers to PACIFIC AUDIO RECORDING, INC. 37,000 shares of Common Stock of PACIFIC AUDIO RECORDING, INC. standing in my name on the books of said corporation and represented by Certificate No. 1 herewith and does hereby irrevocably constitute and appoint GARY J. KOCHER or JAMES E. CAMPBELL, attorney-in-fact, to transfer said stock on the books of said corporation with full power of substitution.

DATED:  September ___, 1997.



                        -----------------------------------------------
                        CRAIG DAVID PATTERSON